Other revenues	12 Months Ended
Dec. 31, 2011
Other revenues [Abstract]
Other revenues
Note 6 – Other revenues

Other revenues comprise the following items:

	Year ended December 31
(In US$ millions)	2011	2010	2009

Amortization of unfavorable contracts	24	39	43
Amortization of favorable contracts	(23)	(13)	-
Total	1	26	43

The unfavorable contract values arose from the acquisition of Smedvig and Eastern Drilling and represent the net present value of the existing contracts compared to the current market rates, discounted at the weighted average cost of capital. The estimated unfavourable contract values have been amortized and recognized under other revenues over the terms of the contracts, ranging from two to five years and are fully amortized at December 31, 2011. The favourable contract values arose from the acquisition of Scorpion in June 2010 and are amortized over a period ranging from 20 to 36 months.  As of December 31, 2011 unamortized amount of favorable contracts amounted to US$14 million.